Exhibit 10.8G

AMENDMENT NO. 7

AMENDMENT NO. 7, dated as of November 2, 2005 (this “Amendment”), to the Master Loan and Security Agreement, dated as of October 21, 2004 (as previously amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”; as amended, hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and among AAMES CAPITAL CORPORATION (“Aames Capital”), AAMES FUNDING CORPORATION (“Aames Funding”), AAMES INVESTMENT CORPORATION (“Aames Investment” and together with Aames Capital and Aames Funding, collectively, the “Borrowers”, each, a “Borrower”) and MORGAN STANLEY BANK (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Borrowers and the Lender are parties to the Existing Loan Agreement.

The Borrowers and the Lender have agreed, subject to the terms and conditions hereof, that the Existing Loan Agreement shall be modified to postpone the commencement of calculation of compliance with the profitability covenant.

Accordingly, the Borrowers and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, the receipt and sufficiency of which is hereby acknowledged, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Amendment. Effective as of September 30, 2005 (the “Amendment Effective Date”), Section 7.15(d) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

“(d) Maintenance of Profitability. Aames Investment shall not permit Net Income before tax, generated over any two consecutive fiscal quarters, measured on the last day of each fiscal quarter, to be less than $1.00, commencing with respect to the two consecutive fiscal quarters ending on December 31, 2005.”

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective as of the Amendment Effective Date provided that the following conditions precedent shall have been satisfied:

2.1 Delivered Documents. The Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers and the Lender; and

(b) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

2.2 No Default. On the Amendment Effective Date, (i) each Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS

AAMES CAPITAL CORPORATION

By:
	Name:	Jon D. Van Deuren
	Title:	Executive Vice President and Chief Financial Officer

AAMES FUNDING CORPORATION

By:
	Name:	Jon D. Van Deuren
	Title:	Executive Vice President and Chief Financial Officer

AAMES INVESTMENT CORPORATION

By:
	Name:	Jon D. Van Deuren
	Title:	Executive Vice President and Chief Financial Officer

MORGAN STANLEY BANK, as the Lender

By:
	Name:	Paul Najarian
	Title:	Vice President